                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant  [X]

     Filed by a party other than the registrant  [_]

     Check the appropriate box:

  [ ]  Preliminary proxy statement      [_]  Confidential, for use of the
                                             Commission only (as permitted by
                                             Rule 14a-6(e)(2))

  [X]  Definitive proxy statement

  [_]  Definitive additional materials

  [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               MEMRY CORPORATION
              --------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                               MEMRY CORPORATION
              --------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

  Payment of filing fee (Check the appropriate box):

  [ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).


  [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

  2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

--------------------------------------------------------------------------------

  4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

  [X]   Fee paid previously with preliminary materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

  1)  Amount Previously Paid:

  -----------------------------------------------

  2)  Form, Schedule or Registration Statement No.:

  -----------------------------------------------

  3)  Filing Party:

  -----------------------------------------------

  4)  Date Filed:

  -----------------------------------------------

----------------------------
/1/Set forth the amount on which the filing fee is calculated and state how it was determined.

                               MEMRY CORPORATION

                               57 COMMERCE DRIVE
                        BROOKFIELD, CONNECTICUT  06804
                                (203) 740-7311

                             --------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             --------------------

                                                               November 22, 1995


To the Holders of Common Stock and
Series G Preferred Stock of
MEMRY CORPORATION

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Memry Corporation (the "Company") will be held at Ramada Inn, Exit 8, I-84, Danbury, Connecticut 06810, on Tuesday, December 19, 1995, at 10:00 a.m., for the following purposes:

  1. To elect five persons to the Board of Directors, each to hold office until the next Annual Meeting of Stockholders and until his respective successor is elected and qualified.

  2. To consider and vote upon an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 25,000,000.

  3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on November 20, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose relevant to the meeting, on and after December 1, 1995, during ordinary business hours at the Company's principal executive offices located at the address first set forth above.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED RETURN ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING.

                       By Order of the Board of Directors,

                       /s/ Wendy A. Gavaghan

                       Wendy A. Gavaghan
                       Secretary

Dated: Brookfield, Connecticut
           November 22, 1995

                               MEMRY CORPORATION

                               57 COMMERCE DRIVE
                         BROOKFIELD, CONNECTICUT  06804
                                 (203) 740-7311

                              --------------------

                                PROXY STATEMENT


                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TUESDAY, DECEMBER 19, 1995

                              --------------------

                                  INTRODUCTION


  This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Memry Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 19, 1995 and at any adjournment of that meeting. All proxies will be voted in accordance with the stockholders' instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting.

  The Company's Annual Report on Form 10-KSB for the Company's fiscal year ended June 30, 1995 was mailed to stockholders, along with these proxy materials, on or about November 22, 1995.

  The Annual Meeting of Stockholders of Memry Corporation will be held on Tuesday, December 19, 1995 at Ramada Inn, Exit 8, I-84, Danbury, Connecticut 06810, at 10:00 a.m. local time.


                      VOTING RIGHTS AND PROXY INFORMATION

  Proxies in the accompanying form are solicited on behalf of and at the direction of the Board of Directors, which has fixed the close of business of Monday, November 20, 1995, as the record date (the "Record Date") for the determination of holders of outstanding shares of the Company's Common Stock and Series G Preferred Stock entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Holders of record of Common Stock and Series G Preferred Stock at the close of business on November 20, 1995, are entitled to notice of and to vote at the meeting. As of October 12, 1995, there were issued and outstanding 8,101,532 shares of the Company's Common Stock, each entitled to one vote, which were held of record on such date by approximately 1,521 holders, and 424 shares of the Company's Series G Preferred Stock, the holders of which are entitled to 4,240,000 votes in the aggregate. Holders of the Series G Preferred Stock, voting separately as one class, have the exclusive right to elect one director. However, the holders of all of the outstanding shares of the Company's Series G Preferred Stock have waived such right to elect one director and therefore, all five directors shall be elected by a plurality of the voting power of the shares of the Company's Common Stock and the Series G Preferred Stock present and voting together as a single class (in other words, the five individuals receiving the largest number of votes will be elected). The affirmative vote of the holders of a majority of the voting power of the shares of the Company's Common Stock and the Series G Preferred Stock voting together as a class is required for the adoption of the resolution authorizing and approving the Capitalization Amendment (as defined below). In addition, because the adoption of the Capitalization Amendment will increase the number of authorized shares of Common Stock, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock will also be required. Because of these voting requirements, a stockholder who abstains from voting on the resolution to authorize and approve the Capitalization Amendment would in effect be voting against such proposal because his shares would be recorded as having abstained and could not be counted in determining whether the necessary majority vote had been obtained. Broker non-votes would likewise have the effect of being counted as a vote against such proposal.

  All shares of the Company's Common Stock and Series G Preferred Stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the directions indicated on the proxies unless such proxies have previously been revoked. To the extent that no direction is indicated, the shares will be voted FOR the election of all of the Company's nominees as directors and FOR the adoption of a resolution authorizing and approving the Capitalization Amendment. See "ELECTION OF DIRECTORS," "THE CAPITALIZATION AMENDMENT." If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. The Annual Meeting may be adjourned, and additional proxies solicited, if at the time of the Annual Meeting the votes necessary to approve the Capitalization Amendment have not been obtained. Any adjournment of the Annual Meeting would require the affirmative vote of the holders of at least a majority of the shares of the Company's Common Stock and Series G Preferred Stock represented and voting as a single class at the Annual Meeting (regardless of whether such shares constituted a quorum).

  Any stockholder who has executed and returned a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by attending the Annual Meeting and voting in person, by executing a later-dated proxy relating to the same shares or by a writing revoking the proxy and, in the latter two cases, delivering such later-dated proxy or writing to the Secretary of the Company prior to the vote at the Annual Meeting. Any writing intended to revoke a proxy should be sent to the Company at its principal executive offices, 57 Commerce Drive, Brookfield, Connecticut 06804,
Attention: Wendy A. Gavaghan, Secretary.

  In addition to the use of the mail, proxies may be solicited via personal interview and telephone or telegraph by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Company's Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in connection therewith.

  The stockholders of the Company have no dissenters' approval rights in connection with any of the proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following tables set forth, as of October 12, 1995, information regarding beneficial ownership of the Company's Common Stock and Series G Preferred Stock by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock or Series G Preferred Stock (based on information furnished to the Company on behalf of such persons or otherwise known to the Company), (ii) each of the directors of the Company, (iii) each of the executive officers named in the Annual Compensation table set forth under "Executive Compensation" below, and (iv) all directors and executive officers as a group.


                                  COMMON STOCK

                                                                   Percentage of
Name and Address                           Amount and Nature of    Common Stock
of Beneficial Owner                        Beneficial Ownership    Outstanding  (1)
---------------------------------------  ------------------------  ----------------
Harbour Holdings Limited Partnership        2,328,401      (2)(3)             27.5%
1281 Main Street
Stamford, Connecticut  06902

Harbour Investment Corporation              2,328,401      (2)(3)             27.5%
1281 Main Street
Stamford, Connecticut  06902

National Trust Company Trustee for          3,798,328      (4)                32.4%
 Chrysler Canada Ltd. Pension Fund
21 King Street East
Toronto, Ontario, Canada

Group des Assurances Nationales               994,307      (5)                12.0%
 ("GAN")
2 Rue Pillet-Will
75009 Paris, France

Connecticut Innovations, Incorporated         508,805      (6)                 5.9%
40 Cold Spring Road
Rocky Hill, CT 06067

David A. Gardner                              500,000                          6.2%
Gardner Capital Corporation
445 Park Avenue
New York, New York  10022

James G. Binch                              2,648,401      (7)                30.4%
362 Canoe Hill Road
New Canaan, Connecticut  06840

Nicholas J. Grant                              31,684                          3.9%
Materials Sciences and
  Engineering Department
Massachusetts Institute of Technology
Cambridge, Massachusetts  02139

                                                                   Percentage of
Name and Address                           Amount and Nature of    Common Stock
of Beneficial Owner                        Beneficial Ownership    Outstanding  (1)
---------------------------------------  ------------------------  ----------------
Jack H. Halperin, Esq.                         12,500                           *
361 Silver Court
Woodmere, New York  11598

W. Andrew Krusen, Jr.                          85,152      (8)                 1.1%
Dominion Financial Group
 Incorporated
2909 Bay-to-Bay Blvd., Suite 600
Tampa, Florida  33629

John A. Morgan                                 41,184      (9)                  *
121 Elderwood Avenue
Pelham, New York  10803

All directors and                           2,870,921     (10)                33.0%
executive officers as
a group (7 persons)(10)




                            SERIES G PREFERRED STOCK

                                                                     Percentage of
Name and Address                         Amount and Nature of      Series G Preferred
of Beneficial Owner                      Beneficial Ownership      Stock Outstanding
--------------------------------------   --------------------      ------------------
FirstInvest Holding                      423       (11)                 99.8%
Ltd. Inc.
Ch. des Primeveres 45
1701 Fribourg, Switzerland

___________________________________
*    Less than one percent.

(1) In each case where shares subject to options or conversion rights are included as beneficially owned by an individual or group, the percentage of all shares owned by such individual or group is calculated as if all such options or conversion rights had been exercised prior to such calculation.

(2) Mr. Binch is the President, Chief Executive Officer and sole stockholder of Harbour Investment Corporation, the sole general partner of Harbour Holdings Limited Partnership. Harbour Holdings Limited Partnership is the direct owner of such shares of Common Stock. Mr. Binch is also individually a limited partner of Harbour Holdings Limited Partnership, with a limited partnership interest of less than one percent.

(3) Includes 363,636 shares of Common Stock for which the warrants owned by Harbour Holdings Limited Partnership may be exercised at an exercise price of $7.40 per share.

(4) Includes 3,610,828 shares of Common Stock for which the warrants owned by National Trust Company, Trustee for Chrysler Canada Ltd. Pension Fund may be exercised at a per share price equal to the lesser of (x) $0.65 or (y) 75% of the fair market value (determined by appraisal) of such a share at the time of exercise, subject to adjustment upon the occurrence of certain events, which warrants expire on December 31, 1995. The warrants issued to National enjoy "most favored nation status," meaning that if a more favorable price and/or terms are offered by the Company to third parties, such more favorable terms will automatically attach to the warrants held by National. The warrants also have dilution protection throughout their term, meaning that the stock and warrants held by National will, throughout the term of the warrants, represent approximately the same percentage of ownership as they did as of October 29, 1992.

(5) Includes 101,250 shares of Common Stock for which warrants beneficially owned by GAN may be exercised at $5.00 per share, which warrants expire on December 15, 1997, as well as 116,667 shares of Common Stock for which warrants beneficially owned by GAN may be exercised at $2.00 per share at any time from and after October 1, 1995 to and including December 15, 1999.

(6) Includes 508,805 shares of Common Stock into which a Convertible Subordinated Debenture issued by the Company to CII is currently permitted to be converted. This table does not include any other rights which CII has to acquire shares of Common Stock pursuant to other securities issued to it by the Company, as CII does not have the right to exercise such rights within 60 days of October 12, 1995. See "Proposal No. 2 - Capitalization Amendment." However, assuming that at such time as CII has the right to fully exercise and/or convert the CII Securities, (i) the conversion price with respect to the Debenture is $0.80, (ii) the exercise price with respect to the Class I Warrants is $0.93, (iii) the exercise price with respect to the Class II Warrants is $1.19, (iv) the exercise price with respect to the Class III Warrants is $0.65, and (v) the number of shares of Common Stock outstanding is the same as the number outstanding on October 12, 1995, at such time CII would beneficially own 2,935,764 shares of Common Stock, or 26.6% of the Common Stock outstanding.

(7) Includes options to purchase 240,000 shares of the Company's Common Stock at $4.40 per share directly owned by Mr. Binch. Also includes the 2,328,401 shares of Common Stock (including the 363,636 shares of Common Stock acquirable upon exercise of warrants owned by Harbour Holdings Limited Partnership). Mr. Binch is the Chief Executive Officer and sole stockholder of Harbour Investment Corporation, the sole general partner of Harbour Holdings Limited Partnership. He is individually a limited partner of Harbour Holdings Limited Partnership, with a limited partnership interest of less than one percent.

(8) Includes 47,152 shares of Common Stock owned by Dominion Partners, 20,000 shares of Common Stock owned by 169855 Canada Inc., and 8,000 shares of Common Stock owned by Krusen-Vogt & Co. Mr. Krusen is the President and a principal shareholder of Dominion Financial Group, Inc. which is the managing General Partner of Dominion Partners, President of 169855 Canada Inc., and a General Partner of Krusen-Vogt & Co.

(9) 1,307 of such shares of Common Stock are owned jointly by Mr. Morgan and his wife, Deborah Morgan. Another 120 of such shares of Common Stock are owned solely by Mrs. Morgan, and Mr. Morgan disclaims beneficial ownership of such 120 shares. Another 10,000 of such shares are owned by a trust for Annette Morgan for which Mr. Morgan is the trustee.

(10) See preceding footnotes. This group does not include William H. Morton, Jr. or 50,000 shares of Common Stock issued to him by the Corporation, as Mr. Morton was not hired, and such shares of Common Stock were not issued to him, until November 7, 1995, subsequent to the date of this table.


(11) FirstInvest Holding Ltd. Inc. ("FirstInvest") is not currently permitted to convert any shares of Series G Preferred Stock into shares of Common Stock, and will not have the right to effect such conversion within 60 days of October 12, 1995. However, pursuant to the terms of Securities Purchase Agreements executed between the Company and FirstInvest, the Company is obligated to (i) convene a meeting of the Company's stockholders as soon as possible, but in any event prior to the end of 1995, for the purpose of amending the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 25,000,000, and
     (ii) at such meeting, cause such proposed amendment (the "Capitalization Amendment") to be adopted. From and after the date of the filing of the Capitalization Amendment with the Delaware Secretary of State, FirstInvest will be permitted to convert each of its shares of G Preferred into 10,000 shares of Common Stock (which conversion ratio is subject to adjustment.)



                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of five members. All of the directors are elected annually and hold office until the next succeeding Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. It is intended that the persons named as proxies will vote FOR the election of the following nominees as directors, all of whom currently are directors of the Company.

                                        Positions with          Director
           Name             Age           the Company            Since
--------------------------  ---  -----------------------------  --------
   James G. Binch            48  President, CEO, Treasurer and      1989
                                 Chairman of the Board
   Nicholas J. Grant         80  Director                           1986
   John A. Morgan/1/         49  Director                           1989
   W. Andrew Krusen, Jr.     47  Director                           1994
   Jack Halperin/1/          49  Director                           1994

------------------------------------------------------------------------

/1/  Member of Compensation Committee.

     JAMES G. BINCH has been President and Chief Executive Officer of the Company since December 11, 1991, Chairman of the Board since September 24, 1993 and Treasurer since July 19, 1994. He was the President and a director of Trinity Capital Corporation, a merchant banking firm, from its inception in June of 1987 to August 1994. He has been the President, Chief Executive Officer and the sole shareholder of Harbour Investment Corporation, the general partner of Harbour Holdings Limited Partnership, an investment management company, since its inception in June 1992. From 1985 to 1987 he served as President and Chief Operating Officer of Lummus Crest, Inc., the principal engineering subsidiary of Combustion Engineering, Inc., with annual revenues of $300,000,000 and approximately 4,000 employees. From 1980 to 1985, Mr. Binch served as Vice President, Corporate Strategic Planning for Combustion Engineering, Inc., a manufacturing and engineering firm. Mr. Binch also serves as a director of Perkins Paper, Ltd., a public company based in Montreal, and Gulfstar Energy, Inc., an oil and gas company based in Houston,

Texas. Mr. Binch is a graduate engineer from Princeton University. He also holds an M.B.A. from the Wharton School of the University of Pennsylvania.

     NICHOLAS J. GRANT was a Director of the Massachusetts Institute of Technology's Center for Materials Science and Engineering from 1968 to 1976, and has been its Abex Professor in Advanced Materials since 1976. Dr. Grant is a Fellow of the American Society for Metals, a Fellow of the American Institute of Mining and Metallurgy, a Fellow of the American Academy of Arts, a Member of the National Academy of Arts and Sciences, and a member of the National Academy of Engineering. He has published over 380 technical and scientific articles, including several books. He is a director of Instron Corp., a producer of instruments and systems for worldwide materials testing; CGM Corp. and Capital Development Funds, both mutual funds; and National Forge Co., a producer of high alloy steel and related components. He is also a director of Engineered Precision Casting Corp., Kimball Physics Corp. and Capital Growth Management.

     JACK H. HALPERIN, ESQ., has practiced corporate and securities law in New York for more than 20 years. Since 1987 he has been in private practice, concentrating on international financing transactions. Mr. Halperin holds a B.A. degree (summa cum laude) from Columbia College and a J.D. from New York University School of Law, where he was Note-and-Comment Editor of the Law Review. Mr. Halperin is a director of Alamar Biosciences, Inc., I-Flow Corporation and Xytronyx, Inc.

     W. ANDREW KRUSEN, JR., is a graduate of Princeton University with a Bachelor's Degree in Geology. Since 1989 he has been President of General Group Holdings, Inc., a family controlled corporation in real estate development, construction, leasing and manufacturing. In addition, he is Chairman of the Board of Directors and a principal shareholder of Dominion Energy and Minerals Corporation, an oil and gas concern, and a principal shareholder and President of Dominion Financial Group, Inc., which is a merchant banking operation, and the Managing General Partner of Dominion Partners. In addition Mr. Krusen is the President of 169855 Canada Inc. and a General Partner of Krusen-Vogt & Co. He is a director of Jemison, Inc., Raymond James Trust Company, Morrison Petroleums, Florida Education Fund, Gulfstar Energy, Inc. and First National Bank of Tampa.

     JOHN A. MORGAN has been a Vice President of Smith Barney, an investment banking firm, since 1992. Prior to that, Mr. Morgan was a Vice President of Kidder Peabody & Co. since 1982.

     On May 31, 1989, the Board of Directors established Audit, Nominating and Compensation Committees of the Board of Directors. However, separate Audit and Nominating Committees were eliminated by the Board as of October 11, 1994, with the full Board of Directors acting as both the Audit and Nominating Committees from and after October 11, 1994.

     In its role as the Audit Committee, the Board of Directors is authorized
(i) to select the Company's independent auditors, (ii) to review all recommendations made by such independent auditors with respect to the Company's accounting methods or internal controls, and (iii) to review the scope of the audit conducted by such independent auditors.

     In its role as the Nominating Committee, the Board of Directors is authorized (i) to establish criteria and procedures for the election of directors, (ii) to review the qualifications of candidates proposed for nomination to the Board, (iii) to recommend, prior to each annual meeting of stockholders, a slate of directors to be elected at such meeting, and (iv) to recommend, when appropriate, changes in the structure, size or function of the Board. The Board will consider nominees recommended by security holders. Security holders wishing to recommend nominees for election as directors at an annual meeting should submit such recommendation, together with any relevant information that they wish the Board to consider, to the Company no later than 120 days prior to such annual meeting of stockholders.

     The Compensation Committee, the members of which are Messrs. Morgan and Halperin, is authorized, subject to review by the entire Board (i) to determine the compensation of officers and directors of the Company and its subsidiaries,
(ii) to make awards under and oversee the administration of the Company's stock option plans, and (ii) to review the adequacy of all employee benefit plans and revise existing plans or develop new plans when appropriate. The Compensation Committee did not meet during the fiscal year ended June 30, 1995.

     The Board of Directors held eight meetings during the fiscal year ended June 30, 1995. Each incumbent director attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

COMPENSATION OF DIRECTORS

     Effective November 14, 1994, directors became entitled to receive compensation comprised of $500 per Board or committee meeting attended in person and 10,000 shares of Common Stock per annum, such fee to be paid in arrears on the last day of each fiscal year of the Company for such completed fiscal year. The Board has agreed to waive the cash portion of this compensation until the Company is in a strengthened cash-flow position and better able to pay this fee. Directors are reimbursed for expenses reasonably incurred in connection with the performance of their duties.

EXECUTIVE OFFICERS OF THE COMPANY


Name                                        Position                     Age
------------------------  ---------------------------------------------  ---
James G. Binch            President, Chief Executive Officer,             48
                          Treasurer & Chairman

Wendy A. Gavaghan         Corporate Controller and Secretary              41

Richard L. Martin         Vice President - Memry Technologies Division    57

William H. Morton, Jr.    Senior Vice President and Chief
                          Operating Officer                               50

       Executive officers are elected until the next annual meeting of the Board of Directors and until their respective successors are elected and qualified. Information with respect to Mr. Binch is set forth above.

     WENDY A. GAVAGHAN, age 41, has been Corporate Controller and Secretary of the Company since September 24, 1993. From 1989 until 1993 Ms. Gavaghan served as Controller of Trinity Capital Corporation, and Ms. Gavaghan has served as Controller of Harbour Investment Corporation since its inception in June 1992. From 1978 to 1985, Ms. Gavaghan served in a number of positions of increasing responsibility with Champion International Corporation in Stamford, Connecticut. From 1983 to 1985 she served as Western Regional Administrative Manager for the Building Products Division in Denver, Colorado. Following the leveraged buyout of the plywood operations of this division in 1985, Ms. Gavaghan moved to Cincinnati, Ohio, where she served as Manager of M.I.S. Application Support for the new U.S. Plywood Corporation until 1988. Ms. Gavaghan holds a B.S. degree in accounting from Sacred Heart University.

     RICHARD L. MARTIN, age 57, has been Vice President-Memry Technologies Division of the Company since September 24, 1993. Mr. Martin joined the Company in March 1991 as Director of Engineering. Mr. Martin has nearly 30 years of experience in product engineering with high precision valves and regulators used in the semiconductor industry, self-contained breathing equipment and aerospace systems. Prior to joining the Company, Mr. Martin had served as President of Martin Technology of Hesperia, California and Technical Director, Product Management and Development, of the Martin/Carten Division of Harsco Corporation, which acquired Mr. Martin's company in 1987. He has also worked for Aerojet General Corporation and Pyronetic Devices, all in California. Mr. Martin has a B.Sc.M.E. from U.C.L.A.

     WILLIAM H. MORTON, JR., age 50, was employed by the Company on November 7, 1995 as Senior Vice President and Chief Operating Officer. In addition, since 1985, Mr. Morton has been Vice President, Aircraft Sales, of Coastal Aviation in Stamford, Connecticut, a general aviation marketing firm, and since 1986, Mr. Morton has been the sole stockholder and President of The Risor Corporation in Stamford, Connecticut, a merchant banking firm. During fiscal year 1995, Mr. Morton also acted as a consultant to the Company. Mr. Morton holds a B.A. degree from Middlebury College.

EXECUTIVE COMPENSATION

     The following table sets forth for the fiscal years ended June 30, 1995, 1994 and 1993, certain information regarding the total remuneration paid to the Company's chief executive officer and its next most highly compensated executive officer. No other executive officer or significant other employee of the Company received total annual salary and bonus in excess of $100,000 during fiscal 1995.

                           Summary Compensation Table
                           --------------------------



                                          Annual Compensation            Long Term Compensation Awards
                                 -------------------------------------  -------------------------------
   (a)                             (b)           (c)                                    (g)
                                                                                       Shares of Common
Name & Principal                  Fiscal                                               Stock Underlying
   Position                        Year        Salary $      Bonus ($)                  Options/SARs(#)
 ------------                  ------------  ------------  ------------                -----------------
James G. Binch, President,           1995    $150,000(1)   $    -0-                     240,000/0    (2)
  Chief Executive Officer            1994    $150,000(1)   $210,000(3)                     - 0 -
  & Director                         1993    $ 95,000(1)   $    -0-                        - 0 -

Edward J. Murphy, V.P.               1995    $120,000      $  7,500                     10,000/1,000 (4)
 of the Company and President        1994    $ 25,000      $    -0-                              - 0 -
 Wright                              1993    $  - 0 -      $    -0-                              - 0 -

----------------------------
 (1) Does not include any amounts which may be deemed to be paid to Mr. Binch by Harbour Investment Corporation for serving as President of the Company. See narrative discussion following the tables below.

 (2) These options are exercisable in five equal annual installments, commencing on September 24, 1994.

 (3) Mr. Binch's bonus consisted of $50,000 in cash and 80,000 shares of the Company's Common Stock valued at $2.00 per share.

 (4) These options were to vest in two equal annual installments beginning on January 1, 1995. However, subsequent to fiscal 1995 year end, Mr. Murphy's employment with the Company and its subsidiary, Wright Machine Corporation, was terminated. See narrative discussion following the tables below. Therefore, options exercisable to purchase 5,000 shares of Common Stock which were to vest on January 1, 1996 have been terminated. In addition, pursuant to the terms of the Company's Stock Option Plan, the SARs granted on July 19, 1994 and the options exercisable to purchase 5,000 shares of Common Stock which vested on January 1, 1995 will expire three months from the date of termination of Mr. Murphy's employment.

                   ------------------------------------------

                     Option/SAR Grants in Last Fiscal Year

                               Individual Grants
                               -----------------

(a)                        (b)                (c)               (d)             (e)
                     Number of Shares     % of Total
                     of Common Stock      Options/SARs
                     Underlying           Granted to
                     Options/SARs         Employees in     Exercise or Base   Expiration
Name                 Granted (#)          Fiscal Year(1)   Price($/Share)       Date
------------------  ------------         ---------------  -----------------  -----------

James G. Binch       240,000/0 (2)          55/0%               $4.40         9/24/2003

Edward J. Murphy     10,000/1,000 (3)      2.3/11.3%            $2.34         7/19/2004

---------------------------

(1) Assumes full vesting of options.

(2) These options are exercisable in five equal annual installments, commencing on September 24, 1994.

(3) These options were to vest in two equal annual installments beginning on January 1, 1995. See note (4) to previous table.

                   -----------------------------------------



                    Aggregated Option/SAR Exercises in Last
                    Fiscal Year and FY-End Option/SAR Values
                    ----------------------------------------

(a)                                     (d)                          (e)

                            Number of Shares
                            of Common Stock
                            Underlying                    Value of Unexercised
                            Unexercised Options/          In-the-Money Options/
                            SARs at FY-end (#)            SARs at FY-End (#)
        Name                Exercisable/Unexercisable     Exercisable/Unexercisable
--------------------------  ---------------------------   -------------------------
James G. Binch              240,000 Options Exercisable               N/A

Edward J. Murphy            5,000 Options Exercisable                 N/A
                            5,000 Options Unexercisable
                            1,000 SARs Exercisable

                   ------------------------------------------

  Effective September 24, 1993, the Company and James G. Binch entered into a 2-year employment agreement, which automatically renews for successive 1-year periods unless or until Mr. Binch or the Company gives notice of its intention not to renew. Pursuant to said renewal provision, this agreement automatically renewed for a one-year period effective September 24, 1995. The agreement entitles Mr. Binch to an annual salary of $150,000 from and after January 1, 1993. The agreement also entitled Mr. Binch to (i) $20,000 as compensation for services rendered from October 1, 1992, to December 31, 1992, (ii) a bonus of $50,000 and 80,000 shares of the Company's Common Stock as inducement to enter into the contract, and (iii) an option to purchase up to 240,000 shares of the Company's Common Stock at an exercise price of $4.40 per share under and pursuant to the Memry Corporation Stock Option Plan, subject to the approval of such Plan by the Company's stockholders (which approval was obtained in the first quarter of fiscal 1995). The option is exercisable in five equal installments, commencing on September 24, 1994, and will expire on September 24, 2003. The Agreement also provides that if Mr. Binch's employment is terminated due to either the failure by the Company to observe or comply with any of the provisions of such agreement (if such failure has not been cured within 10 days after written notice of same to the Company), or, at the election of Mr. Binch, upon a change in control of the Company (and within 6 months of such change in control), Mr. Binch will be entitled to a lump-sum payment equal to two times his annual salary at the rate in effect immediately prior to the date of termination.

  Mr. Binch is President, the sole director and the sole stockholder of Harbour Investment Corporation, a Delaware corporation ("HIC"). HIC is managing general partner of Harbour Holdings Limited Partnership, a Connecticut limited partnership ("Harbour") and a significant shareholder of the Company. (See "Security Ownership of Certain Beneficial Owners and Management"). Pursuant to Harbour's amended and restated Agreement of Limited Partnership, Harbour retained HIC to act as its managing general partner, and to perform investment manager, custodial and administrative services, in consideration of custodial fees of (i) $465,000 for the period commencing on February 24, 1993, and continuing through December 31, 1993, and (ii) $350,000 for each of calendar years 1994 and 1995. One of a number of services performed by HIC for Harbour is providing the services of Mr. Binch in the capacity of the Company's President. Because (i) there is no allocation of the annual fee paid by Harbour to HIC as between providing the services of Mr. Binch as the Company's President and other services, (ii) HIC does not pay Mr. Binch a salary, and (iii) HIC incurs numerous expenses in fulfilling its duties to Harbour that must be paid before it pays either salary or dividends to Mr. Binch, it is impossible to quantify the amount, if any, that Harbour or HIC could be deemed to be paying Mr. Binch for serving as President of the Company. Therefore, Mr. Binch's compensation as set forth in the foregoing compensation table does not include any such amounts.

  Edward J. Murphy's employment with the Company and Wright terminated on September 22, 1995. Prior to such time, commencing on April 13, 1994, Mr. Murphy had been Vice President of the Company and President of Wright. The Company plans to issue to Mr. Murphy 13,000 shares of Common Stock, at an issuance price of $1.00 per share, pursuant to an agreement reached between the Company and Mr. Murphy with respect to the termination of his employment.

  On November 7, 1995, William H. Morton, Jr. joined the Company as Senior Vice President and Chief Operating Officer. Mr. Morton's employment agreement provides for a two-year term of employment, which term automatically renews for successive one-year periods unless either Mr. Morton or the Company gives the other notice of his or its intention not to renew such contract. This agreement entitles Mr. Morton to an annual salary of $150,000. In addition, as consideration for past services rendered by either Mr. Morton individually or through The Risor Corporation, this agreement entitles Mr. Morton to 50,000 shares of Common Stock of the Company as well as payment of $50,000 to The Risor Corporation. This agreement also grants to Mr. Morton options under and pursuant to the Memry Corporation Stock Option Plan exercisable to purchase 125,000 shares of Common Stock for an exercise price of $0.90, exercisable in five equal annual installments, commencing on November 7, 1996 and terminating on November 7, 2005. In the event of a change in control of the Company, these options will become immediately exercisable.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

  The original holder of the Company's Series A Preferred Stock and Series B Preferred Stock (collectively the "Series A and Series B Preferred Stock"), Harbour Holdings Limited Partnership ("Harbour"), which as of October 12, 1995 was the beneficial owner of more than five percent of the Common Stock, agreed to permit the Company to defer dividends due on the Series A and Series B Preferred Stock it held beginning with the first quarter of fiscal 1992, except to the extent that the Company achieved positive cash flow. The Company was to accrue any such deferred dividends until such time as they were paid. Harbour thereafter waived all dividends accruing after June 30, 1993 on the Series A and Series B Preferred Stock. By letter agreement dated May 22, 1995, Harbour agreed to accept the issuance of 747,500 shares of Common Stock, valued at $0.80 per share, as payment in full of accrued dividends in the amount of $598,000.
By same letter agreement, Harbour agreed to convert, and simultaneously did convert, 124 shares of Series A Preferred Stock of the Company and 250 shares of Series B Preferred Stock of the Company into 424,426 shares of Common Stock and 312,500 shares of Common Stock, respectively. No shares of Series A Preferred Stock or Series B Preferred Stock remain outstanding.

  In April 1994 the Company and Harbour entered into a Securities Exchange Agreement providing for the exchange by Harbour of 480,000 shares of Common Stock of the Company owned by Harbour for 480 shares of the Company's Series F Preferred Stock, which exchange was effected simultaneously with the execution of such Securities Exchange Agreement. This exchange was necessary in order to allow the Company to have a sufficient number of authorized, but unissued, shares of Common Stock to complete certain private placements of the Company's Common Stock. Upon consummation of the one-for-ten reverse stock split which the Company effected on August 8, 1994, the Series F Preferred Stock was converted back into 480,000 shares of Common Stock. No shares of Series F Preferred Stock remain outstanding. Mr. Binch is the President, Chief Executive Officer and sole shareholder of Harbour Investment Corporation, the sole general partner of Harbour. He is also individually a limited partner of Harbour, with a limited partnership interest of less than one percent.

  Pursuant to a Convertible Subordinated Debenture Purchase Agreement, dated as of December 22, 1994 and amended as of October 12, 1995, the Company issued to CII the following securities: (i) a Convertible Subordinated Debenture dated December 22, 1994 from the Company to CII in the principal amount of $763,208 (the "Debenture"), (ii) a warrant dated December 22, 1994 to purchase 508,805 shares of Common Stock at an initial exercise price of $2.15 per share (the "Class I Warrants"), (iii) a warrant dated December 22, 1994 to purchase 305,283 shares of Common Stock at an initial exercise price of $2.75 per share (the "Class II Warrants"), and (iv) a warrant dated December 22, 1994 to purchase 100,000 shares of Common Stock at an initial exercise price of $1.00, such warrant being an amendment and restatement of a warrant previously held by CII to purchase 10,000 shares of Common Stock at an exercise price of $10.00 per share. As of October 12, 1995, CII beneficially owned more than five percent of the Common Stock.

  On December 23, 1994, the Company sold to Banque pour L'Industrie Francaise (ref. GAN) ("GAN") 116,667 shares of Common Stock at a per share purchase price of $1.50, for an aggregate purchase price of $175,000. GAN was also issued a warrant to purchase 116,667 additional shares of Common Stock at an exercise price of $2.00 per share. In addition, on June 5, 1995, the Company sold to GAN 307,690 shares of Common Stock at a per share purchase price of $0.65, for an aggregate purchase price of $199,998.50. As of October 12, 1995, GAN beneficially owned more than five percent of the Common Stock.

  On June 26, 1995 and July 17, 1995, FirstInvest Holding Ltd. Inc. ("FirstInvest") purchased 193 shares and 230 shares, respectively, of Series G Preferred Stock ("G Preferred") of the Company at a per share price of $6,500 for an aggregate purchase price of $2,749,500. At the time of this transaction, FirstInvest was not a holder of any securities of the Company, and such
transaction was negotiated on an arm's length basis.   FirstInvest is not
currently permitted to convert any shares of G Preferred into shares of Common Stock. However, pursuant to the terms of Securities Purchase

Agreements executed between the Company and FirstInvest, the Company is obligated to (i) convene a meeting of the Company's stockholders as soon as possible, but in any event prior to the end of 1995, for the purpose of amending the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 25,000,000, and (ii) at such meeting, cause such proposed amendment to be adopted. From and after the date of the filing of a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State to effect such amendment, FirstInvest will be permitted to convert each of its shares of G Preferred into 10,000 shares of Common Stock (which conversion ratio is subject to adjustment). As of October 12, 1995, FirstInvest beneficially owned more than five percent of the G Preferred.

  On November 7, 1995, William H. Morton, Jr. joined the Company as Senior Vice President and Chief Operating Officer. Pursuant to the terms of the employment agreement between the Company and Mr. Morton, as consideration for past services rendered by either Mr. Morton individually or through The Risor Corporation, the Company granted to Mr. Morton 50,000 shares of Common Stock and agreed to pay $50,000 to The Risor Corporation. See "Executive Compensation."


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and 10% beneficial owners of the Company's Common Stock to file certain reports concerning their ownership of the Company's equity securities. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recently completed fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recently completed fiscal year, the directors, officers and beneficial owners of 10% or more of the Registrant's Common Stock which failed to make the requisite filings on a timely basis are set forth below.

  Jack H. Halperin, W. Andrew Krusen, Jr. and John A. Morgan were elected Directors of the Company on July 19, 1994. None of Messrs. Halperin, Krusen or Morgan filed a Form 3 with respect to this event. Such Forms 3 should have been filed with the Commission by July 29, 1994. However, each of Messrs Halperin, Krusen and Morgan subsequently timely filed, on August 14, 1995, a Form 5 to report such event. In addition, 10,000 shares were issued to each of Dr. Grant and Messrs. Halperin, Krusen and Morgan as of June 30, 1995 in consideration of the services provided by each such individual as a Director. This issuance should have been reported on a Form 4 for each such person filed with the Commission by July 10, 1995. However, this issuance was subsequently reported on a Form 5 for each such person timely filed on August 14, 1995.

  With respect to Dr. Grant, in addition to the above-described failure to file a Form 4, the purchase of 5,000 shares of Common Stock on April 28, 1994 and 15,384 shares of Common Stock on June 22, 1995 should have been reported on Forms 4 filed with the Commission by May 10, 1994 and July 10, 1995, respectively. While a Form 5 was not filed by August 14, 1994 to report the April 28, 1994 transaction, both of these transactions were subsequently reported on the Form 5 for Dr. Grant timely filed, with respect to the June 22, 1995 purchase, with the Commission on August 14, 1995.

  With respect to Mr. Krusen, in addition to the above-described failures to file a Form 3 and a Form 4, the purchase of 14,286 shares of Common Stock by Dominion Partners, an entity of which Mr. Krusen is a general partner, on December 9, 1994 should have been reported on a Form 4 filed with the Commission by January 10, 1995. However, this transaction was subsequently reported on the Form 5 for Mr. Krusen timely filed with the Commission on August 14, 1995.

  With respect to Mr. Morgan, in addition to the above-described failure to file a Form 4, (i) the cancellation of options exercisable to purchase 4,000 shares of Common Stock should have been reported on a Form 5 filed with the Commission on August 14, 1994, (ii) the purchase on October 2, 1993 of 17,500 shares of Common Stock should have been reported on a Form 4 filed with the Commission by November 10, 1993, and (iii) the purchase by a trust as to which Mr. Morgan is a trustee should have been reported on a Form 4 filed with the Commission by December 10, 1993. However, all of these transactions were subsequently reported on the Form 5 for Mr. Morgan filed on August 14, 1995.

  Mr. Binch, Harbour Investment Corporation and Harbour Holdings Limited Partnership failed to file a Form 4 to report the following transactions by Harbour Holdings Limited Partnership: the conversion on August 8, 1994 of 480 shares of Series F Preferred Stock into 480,000 shares of Common Stock, the conversion on May 22, 1995 of 124 shares of Series A Preferred Stock into 424,426 shares of Common Stock, the conversion on May 22, 1995 of 250 shares of Series B Preferred Stock into 312,500 shares of Common Stock and the issuance on May 22, 1995 of 747,500 shares of Common Stock as payment in full of accrued dividends with respect to the Series A and Series B Preferred Stock. The conversion of the Series F Preferred Stock should have been reported on a Form 4 filed with the Commission by September 10, 1994, and the other transactions should have been reported on a Form 4 filed with the Commission by June 10, 1995. In addition, Mr. Binch failed to file a Form 5 by August 14, 1994 with respect to the issuance to him on September 23, 1993, subject to subsequent stockholder approval which was obtained on July 19, 1994, of options exercisable to purchase 240,000 shares of Common Stock at an exercise price of $4.40 per share. However, all of these transactions were subsequently reported on a Form 5 filed with the Commission on August 14, 1995, which was timely filed with respect to all such transactions except the issuance of options to Mr. Binch. Mr. Binch is the President, Chief Executive Officer and sole shareholder of Harbour Investment Corporation, the general partner of Harbour Holdings Limited Partnership.

  The Company has not received a Form 3 from Group Des Assurances Nationales ("GAN") reporting its initial acquisition, in March 1990, of more than 10% of the Company's Common Stock. Furthermore, the Company did not receive a Form 4 to report GAN's purchase on December 23, 1994 of 116,667 shares of Common Stock, which Form 4 should have been filed with the Commission by January 10, 1995, and did not receive a Form 4 to report GAN's purchase on June 5, 1995 of 307,690 shares of the Company's Common Stock, which Form 4 should have been filed with the Commission by July 10, 1995. The Company also has not received a Form 3 from National Trust Company, trustee for Chrysler Canada Ltd. reporting its initial acquisition, in October 1991, of more than 10% of the Company's Common Stock.


                 PROPOSAL NO. 2 - THE CAPITALIZATION AMENDMENT

SUMMARY OF CAPITALIZATION AMENDMENT

  The stockholders are being requested to approve a proposal to amend the Company's Certificate of Incorporation by amending the first paragraph of
Article 4 thereof. The text of the revised first paragraph of Article 4 is as follows:

            4. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Twenty Five Million One Hundred Thousand (25,100,000) shares consisting of (a) Twenty Five Million (25,000,000) shares of common stock of the par value of One Cent ($0.01) per share, and (b) One Hundred Thousand (100,000) shares of preferred stock of the par value of One Hundred Dollars ($100.00) per share.

  This amendment to the Certificate of Incorporation (the "Capitalization Amendment") would increase the number of authorized shares of Common Stock from 10,000,000 to 25,000,000. The approval of the Capitalization Amendment will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock and Series G Preferred Common Stock, voting together as a single class. In addition, because the adoption of the Capitalization Amendment would increase the number of authorized shares of Common Stock, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock will also be required. The Board of Directors recommends a vote FOR approval of the Capitalization Amendment.

REASONS FOR AND EFFECT OF INCREASE IN NUMBER OF AUTHORIZED SHARES

  The additional authorized shares of Common Stock are needed both to allow for the full exercise and conversion of all of the Company's current outstanding and contemplated options, rights and convertible securities, as well as to provide the Company with future flexibility in effecting equity financings.

  As of October 12, 1995, the authorized capital stock of the Company was 10,000,000 shares of Common Stock, par value $0.01 per share, and 100,000 shares of Preferred Stock, par value $100.00 per share. On such date, 8,101,532 shares of the Company's Common Stock were issued and outstanding and 424 shares of the Company's Series G Preferred Stock were issued and outstanding. 1,229,634 shares of the Company's Common Stock were reserved for issuance upon the exercise of outstanding warrants and 508,805 shares of Common Stock were reserved for issuance upon the conversion of a Convertible Subordinated Debenture (the "Debenture") issued to Connecticut Innovations, Incorporated ("CII"). In addition, as of October 12, 1995, the Company was obligated to issue an additional 140,000 shares of Common Stock to certain past or current employees and one creditor. As a result, based on such numbers, only 20,029 shares of the Company's Common Stock are neither issued nor reserved for any particular purpose. However, the Company is contractually obligated (i) to issue up to 6,614,015 shares of Common Stock upon the exercise of outstanding warrants (which would require the reservation of an additional 5,384,381 shares of Common Stock), (ii) to issue up to 431,500 shares of Common Stock upon the exercise of outstanding options, (iii) to provide by December 20, 1995 for the full conversion of securities issued to CII (the "CII Securities") (which would require the reservation of an additional 445,205 shares beyond the 508,805 shares of Common Stock already reserved for conversion of the Debenture (excluding from this number shares of Common Stock which would need to be reserved for the exercise of warrants issued to CII, which are dealt with in the preceding clause (i)), and (iv) to provide by December 31, 1995 for the full conversion of each share of Series G Preferred Stock outstanding (which would require the reservation of an additional 4,240,000 shares of Common Stock). If the Capitalization Amendment is not approved, the Company would be unable to fulfill its contractual obligations with respect to its outstanding warrants, options, Series G Preferred Stock and the Debenture, and the holders of such securities could have legal recourse against the Company. Furthermore, with respect to the Debenture, CII would be entitled to demand payment of the loan evidenced by the Debenture as well as to demand that the Company purchase all of the Company's securities owned by CII at a price equal to the greater of (i) that amount which yields to CII a compounded rate of return of 25% per annum on that portion of the purchase price originally paid by CII for the CII Securities allocated to securities still held by CII plus any exercise prices paid to acquire Common Stock, and (ii) the difference between (x) the product of the current market price on the date on which CII has demanded such purchase multiplied by the number of shares of Common Stock included within or acquirable upon the exercise or conversion of all of the CII Securities minus (y) any exercise prices that would have to be paid.

  If the Capitalization Amendment is adopted, the Company's Board of Directors will promptly reserve (i) an additional 5,384,381 shares of Common Stock for issuance upon the exercise of all outstanding warrants, including warrants issued to CII (the reservation of 3,610,828 of which will be terminated upon the expiration of certain underlying warrants on December 31, 1995), (ii) an additional 445,205 shares of Common Stock for issuance upon the conversion of the Debenture, (iii) 600,000 shares of Common Stock for issuance upon the exercise of options issued or to be issued pursuant to the Company's Stock Option Plan and (iv) 4,240,000 shares of Common Stock for issuance upon the conversion of outstanding shares of Series G Preferred Stock.

  If the Capitalization Amendment is approved by the Company's stockholders, the Company would still have, after the above reservations, approximately 4,350,000 authorized, but unissued and unreserved, shares of Common Stock. Thereafter, subject to the limitations of Delaware law and other applicable laws and regulations (including those requiring stockholder approval for certain actions), the Board of Directors will have authority, on behalf of the Company, to issue all or a portion of such unissued and unreserved shares of Common Stock, along with additional shares reserved for issuance upon the exercise of any options or warrants that expire unexercised, without further amendment to the Certificate of Incorporation and without further approval of the holders of Common Stock (although, as long as 230 shares of Series G Preferred Stock remain outstanding, approval by two thirds of the voting power of the Series G Preferred Stock then outstanding, voting together as a single class, will be required for the issuance of such shares, subject to certain limitations). The additional authorized shares of Common Stock will provide the Company with future flexibility to raise funds through the sale of common equity. Additional financing may be required to fund operations if the Company is unable to achieve and maintain a positive cash flow or to finance any expansion of the Company's business, and some or all of that financing might best be obtained by the sale of Common Stock. This would not be possible without an increase in the number of authorized shares of Common Stock. The Company is not able to accurately forecast whether additional shares of Common Stock will need to be sold, or how many, because it is not certain whether additional financing will be required, or how much, nor what portion of any such financing will consist of sales of Common Stock, as opposed to loans or sales of Preferred Stock.

  If any or all of the outstanding warrants, options or the Debenture are exercised to purchase or converted into shares of Common Stock, current holders of shares of Common Stock could have their current ownership of the Company's Common Stock substantially diluted.

                              INDEPENDENT AUDITORS

  McGladrey & Pullen, LLP ("M&P") have audited the consolidated financial statements of the Company for the fiscal year ended June 30, 1995. The selection of M&P was made by the Board of Directors in its capacity as Audit Committee, which reviewed the professional competence of the firm and its audit scope. It is expected that a representative of M&P will be present at the Annual Meeting to respond to appropriate questions of stockholders and to make a statement if he so desires.

    On June 19, 1995, Ernst & Young LLP ("E&Y") resigned as independent auditors of the Company. A Form 8-K was filed by the Company with the Securities and Exchange Commission (the "Commission") on June 26, 1995 to report this event.
On September 20, 1995, the Company engaged M&P as its independent auditors. A Form 8-K was filed by the Company with the Commission on September 27, 1995 to report this event.

  E&Y's reports on the Company's financial statements for each of the two fiscal years ended June 30, 1994 and 1993 were modified with respect to the existence of substantial doubt about the ability of the Company to continue as a going concern. Except as provided in the immediately preceding sentence, said reports did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

  Neither the Company nor anyone on its behalf consulted M&P regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice concerning the same was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. Furthermore, in connection with E&Y's audits of the Company's financial statements for each of the two fiscal years ended June 30, 1993 and June 30, 1994, respectively, and through the date of the subsequent interim periods ending June 19, 1995 (the date of E&Y's resignation as the Company's independent auditors), E&Y and the Company did not have any disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which disagreements, if not resolved to E&Y's satisfaction, would have caused E&Y to make a reference to the subject matter of the disagreements in E&Y's report. E&Y has not performed any procedures with respect to the interim periods after the fiscal year ended June 30, 1994.

                             STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the Company's 1996 Annual Meeting of Stockholders, which the Company contemplates holding in December 1996, must be received at the Company's principal executive offices located at 57 Commerce Drive, Brookfield, Connecticut 06804 on or before August 20, 1996 for consideration for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, the Company's management does not know of any business, other than that mentioned above, which will be presented for consideration at the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies in accordance with their judgment on such matters.


                    EXHIBITS TO ANNUAL REPORT ON FORM 10-KSB

  THE COMPANY WILL PROVIDE, AT A CHARGE OF $0.10 PER PAGE TO COVER PHOTOCOPYING EXPENSES, TO EACH BENEFICIAL HOLDER OF ITS COMMON STOCK ON THE RECORD DATE, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, COPIES OF THE EXHIBITS TO THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO WENDY A. GAVAGHAN, SECRETARY, MEMRY CORPORATION, 57 COMMERCE DRIVE, BROOKFIELD, CONNECTICUT 06804.

                            By Order of the Board of Directors

                            /s/ Wendy A. Gavaghan

                            Wendy A. Gavaghan
                            Secretary

November 22, 1995

                                                                        APPENDIX


                               MEMRY CORPORATION

                            PROXY FOR ANNUAL MEETING

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned, revoking all previous proxies, hereby appoints James G. Binch and Wendy A. Gavaghan, or either of them (the "Proxies"), as attorneys and proxies, each with full power of substitution and all of the powers which the undersigned would possess, if present in person, to represent and vote, as designated on the reverse side of this proxy, all of the shares of Common Stock and/or shares of Series G Preferred Stock of Memry Corporation (the "Company"), registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on December 19, 1995, and at any adjournment thereof.

  THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SUCH SHARES FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED UNDER PROPOSAL 1 AND FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION DESCRIBED IN PROPOSAL 2, AND SUCH PROXIES WILL VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         (IMPORTANT - TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1.  ELECTION OF DIRECTORS

  NOMINEES: James G. Binch, Nicholas J. Grant, W. Andrew Krusen, Jr., Jack H. Halperin, John A. Morgan.

  [_] FOR all nominees    [_]  WITHHELD from all nominees

  FOR, except vote withheld from the following nominee(s):
  [_] ____________________________________

2. Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 25,000,000.

                    [_]    FOR   [_]     AGAINST   [_]     ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                               -------------------------------------------------
                                           Signature of Stockholder

                               -------------------------------------------------
                               Signature if held jointly


                               Date: __________________________________, 1995


                   Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries should so indicate when signing. If a corporation, please sign in full corporate name by president, or other authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy may be mailed, postage-free, in the enclosed envelope.